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Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 8, 2001, in the Registration Statement (Form SB-2 No. 333-00000) and related Prospectus of Red Bell Brewing Company dated July 23, 2001.


                                        /s/ HJ Jump, Scutellaro and Comany, LLP
                                        ---------------------------------------
                                          HJ Jump, Scutellaro and Company, LLP

July 23, 2001
Toms River, New Jersey